UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2017

ARMADA ENTERPRISES LP
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-55489	47-4184146
(Commission File Number)	(IRS Employer Identification No.)

40 Wall Street, 28th Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (646) 481-9677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS		p.2
EXPLANATORY NOTE		p.3
Item 2.01	Completion of Acquisition or Disposition of Assets	p.3
Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant	p.4
Item 3.02	Unregistered Sale of Securities	p.4
Item 5.06	Change in Shell Company Status	p.4
Item 9.01	Financial Statements and Exhibits	p.4

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward- looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements.

However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to the development of commercially viable pharmaceuticals, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward- looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, the significant length of time associated with drug development and related insufficient cash flows and resulting illiquidity, our inability to expand our business, significant government regulation of pharmaceuticals and the healthcare industry, lack of product diversification, volatility in the price of our raw materials, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies. A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents that we may file from time to time with the SEC.

EXPLANATORY NOTE

On November 6, 2017, we acquired from our general partner and other affiliated and non-affiliated members, 100% of the equity interests in five holding companies containing the business opportunities, consolidated into separate entities by sector in the sectors of Media, Hotels & Resorts, Real Estate Development, Aviation & Aerospace, and Maritime Ventures. In consideration of the guidance pursuant to Rule 11-01(d) of Regulation S-X and related interpretations, we concluded the contributions of the entities were contributions of assets and not of businesses, and did not file historical financial statements, but just included the required pro forma financial information resulting from the contribution of these companies. Accordingly, the Registrant may still be a shell company as defined by Rule 405 of the Securities Act. The Registrant is filing an 8-K for this non-binding letter of intent because of the significant impact to our cash flows and strategies its closing would have.

Furthermore, in the event the transaction described in this 8-K, closes prior to the Registrant’s filing of financial statements for the five holding companies, it is likely the to require the filing of historical financial statements in accordance with the requirements for an 8-K reported under Item 5.06. In the event that it is after, the Registrant believes that the assets acquired will comprise less than 10% of the Registrant.

Item 2.01. Completion of Acquisition or Disposition of Assets

On December 15, 2017, the Registrant executed a non-binding letter of intent (“LOI”) for the acquisition of Oklahoma Energy Corp. or 100% of its assets (“Target Asset”) in exchange for 20,000,000 units of the Registrant’s limited partner interests (“LP Units”), that will be “Acquisition LP Units” as defined in the Registrant’s limited partnership agreement (as posted in the Registrant’s 8-K Current Report dated October 16, 2017 at Exhibit 10.02: (https://www.sec.gov/Archives/edgar/data/1644889/000149315217012006/ex10-2.htm, the “LPA”), with the terms allowing for distribution as Common LP Units to begin upon the later of (a) six months or (b) the Target Asset cash flowing at or above $3.5 million USD per quarter. The LOI contemplates a purchase price of $200,000,000 based upon the $10.00 unit value of the LP Units, which is based upon the $0.50 minimum annual distribution per Unit set to provide a 5% rate of return. The transaction is contemplated to be tax-free under §721 of the Internal Revenue Code as a contribution of assets to a partnership in exchange for partnership interests.

Oklahoma Energy Corp, incorporated in 1981 and with roots as far back as 1918, was originally formed to manage the APCO refinery in Cyril, Oklahoma (built in 1918) through to decommissioning in the late 1990s. It has since added non-refinery operations, and now focuses on sourcing equipment for export and developing oil and gas reserves. We believe the Company possesses a strong management team, with excellent industry experience, including executives with more than 30 years’ successful oil and gas technical and operations management experience.

The Company has deep ties into Texas, Idaho and Wyoming markets, enabling it to secure leases with significant production opportunities. In particular, the field in Idaho is estimated to be the fifth largest in the world in terms of reserves. The combination between Armada and Oklahoma Energy Corp will facilitate bringing in new capital to allow the development of these fields into production from 2018. The Company has interests in oil and gas production with reserves totaling in excess of an estimated 1.5 billion barrels of oil and 7.2 trillion cubic feet of gas. The Company estimates that its lifting costs for oil will be between $16-22 per barrel on average.

Oklahoma Energy Corp. will become Armada’s Energy Division, and will continue to be managed by the existing executive team. Management believes the next 2-3 years promise great returns from the sector as the industry completes its current reinvention cycle. CEO James Fuller has guided Oklahoma Energy since 1996, and his former role as Senior Vice President of the NYSE and Head of Listings complements plans to have the consolidated enterprise qualify for a senior listing under the Armada Enterprises LP trading symbol.

Oklahoma Energy entered the high value, low-cost energy generation sector in 2017 to serve oilfield clients, but the intense hurricane season and opportunities to delve deeper into electricity production have focused the company on dividend yield generation through the acquisition, distribution, and sale of energy equipment. Management believes this dividend yield generation can continue after the closing and pay distributions to LP Unit holders.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

Pursuant to the LPA, the Registrant will owe the general partner, Armada Enterprises GP, LLC, the 1% entrance fee, as defined in the LPA at section 5.2(b) (Issuance to the General Partner), upon the closing of the Target Asset. Management anticipates that that it will set forth in the definitive agreements that the Registrant may defer this fee until the cash flowing of the Target Asset past the $3.5 million USD per quarter milestone set forth in the LOI (at Section 4. Description of Equity).

Item 3.02. Unregistered Sale of Securities

LP Units Issued in Connection with the Contribution of the Target Asset

Pursuant to the terms of the Term Sheet, 100% of Oklahoma Energy (as stock or assets to be determined in the definitive agreement) would be contributed to the Registrant in exchange for 20,000,000 restricted LP Units, with defined restrictions on their distributions (see above). This transaction would be exempt from registration under Section 4(2) of the Securities Act as not involving any public offering. None of the securities would be sold through an underwriter and, accordingly with no underwriting discounts or commissions involved.

Incentive Distribution Rights (IDRs) Issued in Connection with the Contribution of the Target Asset

IDRs are defined in the LPA, however, the LOI contemplates the Registrant defining distinct IDRs based upon the performance of the Target Asset. This transaction would also be exempt from registration under Section 4(2) of the Securities Act as not involving any public offering. None of the securities would be sold through an underwriter and, accordingly with no underwriting discounts or commissions involved.

The recipients of securities in each transaction represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends will be affixed to the share certificates and other instruments issued in such transactions. None of these securities were sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved.

Item 5.06 Change in Shell Company Status

See Explanatory Note

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document

10.1	Term Sheet: Proposed Terms of Transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA ENTERPRISES LP
By: Armada Enterprises GP, LLC, General Partner

Dated: December 19, 2017	/s/ George Wight
George Wight
Managing General Partner